EXHIBIT 99.1

Brookfield Launches $100 Billion AI Infrastructure Program

$100 Billion Investment Program to be Deployed Across the Full AI Value Chain

NVIDIA and KIA Will Each Join the Fund as Investors and Founding Partners

NEW YORK, Nov. 19, 2025 (GLOBE NEWSWIRE) -- Brookfield today announced the launch of a $100 billion global AI Infrastructure program in partnership with NVIDIA and the Kuwait Investment Authority (“KIA”).

Brookfield will anchor the program with the Brookfield Artificial Intelligence Infrastructure Fund (“BAIIF” or “the Fund”), which launches today with a target of $10 billion of equity commitments to invest in the backbone of artificial intelligence (“AI”). BAIIF has already received $5 billion of capital commitments from a select group of institutional and industry partners, including Brookfield, NVIDIA and KIA.

BAIIF, together with additional capital from its co-investors and prudent financing, will acquire up to $100 billion of AI infrastructure assets, deploying investment across every stage of the value chain—from energy and land to data centers and compute.

As one of the world’s leading owners and operators of AI infrastructure assets, with over $100 billion already invested in digital infrastructure and clean power, Brookfield is uniquely positioned to deliver integrated infrastructure solutions and critical services required to power the next generation of AI.

Sikander Rashid, Head of AI Infrastructure at Brookfield, said: “AI is creating one of the largest infrastructure buildouts in history, comparable to the formation of the modern power grid and global telecom networks, but unfolding at a far greater pace and significantly larger scale. This buildout will require $7 trillion of capital in the next 10 years across the entire AI value chain including power, compute, data centres, and beyond. We are thrilled to formally launch our dedicated AI program in partnership with NVIDIA and others to deliver this infrastructure at speed, at scale, and to the highest standard for enterprises, technology firms, and sovereign governments.”

“AI is transforming every industry, and like electricity, it will require every nation to build the infrastructure to power it. AI infrastructure demands land, power, and purpose-built supercomputers—and our partnership with Brookfield brings all of these elements together in a ready-to-deploy AI cloud,” said Jensen Huang, founder and CEO of NVIDIA. “We’re thrilled that Radiant, Brookfield’s AI cloud service, is building an NVIDIA GPU cloud based on the NVIDIA DSX blueprint to deliver Vera Rubin–ready AI infrastructure—fast to deploy and designed to scale with the world’s growing intelligence needs.”

Investing in the Infrastructure Underpinning the Growth of AI

BAIIF will focus on investing in the physical infrastructure assets that underpin the delivery of AI, across four verticals: AI Factories primarily built on NVIDIA’s DSX Vera Rubin-ready reference design; dedicated behind-the-meter power solutions; compute infrastructure including integrated solutions tailored for governments and leading global enterprises; and strategic adjacencies and capital partnerships across the entire AI value chain. BAIIF will prioritize investments backed by highly creditworthy counterparties and contracted cash flows.

Seed Investments

Brookfield recently secured a seed AI infrastructure investment for the Fund with the announcement of a $5 billion framework agreement with Bloom Energy to install up to 1 GW of behind the meter power solutions for data centers and AI factories. Brookfield is launching Radiant, a new NVIDIA Cloud Partner, to provide full-stack AI services leveraging Brookfield’s access to scaled infrastructure, including land, power and data centers around the world. Radiant will build AI factories based on NVIDIA DSX reference design to offer the fastest time to revenues and provide direct support to Brookfield’s Sovereign AI programs. Brookfield has also announced landmark partnerships in France and Sweden to support their national AI ambitions with up to $30 billion of combined AI Infrastructure investment.

Notes

Read Brookfield’s white paper, Building the Backbone of AI, here: www.brookfield.com/sites/default/files/documents/Brookfield_Building_the_Backbone_of_AI.pdf

Contact Information:

Media: Simon Maine Tel: +44 739 890 9278 Email: Simon.Maine@Brookfield.com	Investor Relations: Jason Fooks Tel: (212) 417-2442 Email: Jason.Fooks@Brookfield.com

John Hamlin Tel: +44 204 557 4334 Email: John.Hamlin@Brookfield.com

About Brookfield Asset Management

Brookfield Asset Management Ltd. (NYSE: BAM, TSX: BAM) is a leading global alternative asset manager, headquartered in New York, with over $1 trillion of assets under management across infrastructure, renewable power and transition, private equity, real estate, and credit. We invest client capital for the long-term with a focus on real assets and essential service businesses that form the backbone of the global economy. We offer a range of alternative investment products to investors around the world — including public and private pension plans, endowments and foundations, sovereign wealth funds, financial institutions, insurance companies and private wealth investors. We draw on Brookfield’s heritage as an owner and operator to invest for value and generate strong returns for our clients, across economic cycles.

For more information, please visit our website at www.brookfield.com.

Notice to Readers

This news release contains “forward-looking statements” within the meaning of the U.S. Securities Act of 1933, the U.S. Securities Exchange Act of 1934, “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of other relevant securities legislation, including applicable securities laws in Canada, which reflect our current views with respect to, among other things, our operations and financial performance (collectively, “forward-looking statements”). Forward-looking statements include statements that are predictive in nature, depend upon or refer to future results, events or conditions, and include, but are not limited to, statements which reflect management’s current estimates, beliefs and assumptions and which are in turn based on our experience and perception of historical trends, current conditions and expected future developments, as well as other factors management believes are appropriate in the circumstances. The estimates, beliefs and assumptions of Brookfield are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and as such, are subject to change. Forward-looking statements are typically identified by words such as “target”, “anticipate”, “believe”, “foresee”, “could”, “estimate”, “goal”, “intend”, “plan”, “seek”, “strive”, “will”, “may” and “should” and similar expressions. In particular, the forward-looking statements contained in this news release include statements referring to the launch of Brookfield’s AI infrastructure program and related fund-raising targets.

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